Filed pursuant to Rule 497
File No. 333-169679

FS ENERGY AND POWER FUND

Supplement dated August 1, 2012
to
Prospectus dated June 4, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated June 4, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

        You should carefully consider the “Risk Factors” beginning on page 32 of the Prospectus before you decide to invest in our common shares.

Increase in Public Offering Price

        On July 31, 2012, we increased our public offering price from $10.05 per share to $10.10 per share. This increase in the public offering price was effective as of our August 1, 2012 semi-monthly closing and first applied to subscriptions received from July 16, 2012 through July 31, 2012. The purpose of this action was to ensure that our net asset value per share did not exceed our offering price per share, after deduction of selling commissions and dealer manager fees, as required by the 1940 Act.